UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2015

WESTERN ASSET

EMERGING MARKETS

DEBT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Fund for the twelve-month reporting period ended February 28, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

March 27, 2015

II	Western Asset Emerging Markets Debt Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended February 28, 2015 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy continued to gain momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce reported that fourth quarter 2014 GDP growth was 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investments.

The U.S. manufacturing sector was another tailwind for the economy. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 53.2 in February 2014, the PMI generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. Manufacturing activity then moderated over the balance of the reporting period and the PMI was 52.9 in February 2015.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment was 6.6%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and fell to 5.5% in February 2015, the lowest level since May 2008.

Growth outside the U.S. was mixed. In its January 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global growth will receive a boost from lower oil prices, which reflect to an important extent higher supply. But this boost is projected to be more than offset by negative factors, including investment weakness as adjustment to diminished expectations about medium-term growth continues in many advanced and emerging market economies.” From a regional perspective, the IMF said 2014 growth was 0.8% in the Eurozone, versus -0.5% in 2013. Japan’s economy expanded 0.1% in 2014, compared to 1.6% in 2013. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2014, with growth of 4.4% versus 4.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be

Western Asset Emerging Markets Debt Fund	III

Investment commentary (cont’d)

patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on March 18, 2015, after the reporting period ended, the Fed removed “patient” from its statement regarding when it may raise rates. Rather, the Fed said it “… anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015 in an effort to stimulate growth.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

March 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	Western Asset Emerging Markets Debt Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Emerging Markets Debt Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The Fund may invest without limit in high-yield debt securities and related investments rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, securities we determined to be of comparable credit quality). Below investment grade securities are commonly referred to as “junk bonds.” The Fund may invest up to 50% of its assets in non-U.S. dollar-denominated fixed-income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt, such as participations in loans between governments and financial institutions. The Fund will be invested in at least three emerging market countries. The Fund may invest in securities of any maturity. We attempt to maintain the dollar-weighted average effective duration of the Fund’s portfolio within a range of 20% (above or below) of the duration of the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, believes attractive risk-adjusted returns on investments in emerging markets debt can be achieved through superior country selection driven by fundamental analysis, rigorous analysis of specific sectors and securities in each country and a focus on managing risk through active management.

We actively manage the portfolio which invests in various government and corporate issuers of emerging market countries. To do this, Western Asset assimilates the top-down global economic views with analysts’ fundamental views on the investment opportunity set within each emerging market country, as well as relative value opportunities that may exist across countries, sectors or regions. This is done in an effort to build and maintain a portfolio that generates superior risk-adjusted returns. In allocating among different countries, the following are some of the factors we consider: currency, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, political outlook and tax environment. We then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity, or other risks presented by these securities. We engage in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector

Western Asset Emerging Markets Debt Fund 2015 Annual Report	1

Fund overview (cont’d)

teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite several periods of weakness, the emerging markets debt asset class generated positive results over the twelve months ended February 28, 2015, with the EMBI Global gaining 4.91%.

The EMBI Global posted positive returns during the first six months of the reporting period. The asset class was supported by overall solid demand from investors looking to generate incremental yield in the low interest rate environment. The EMBI Global then fell sharply in September 2014. This turnaround was triggered by concerns over global growth and investor risk aversion given a host of geopolitical issues. After rallying in October and largely treading water in November, the asset class again declined in December 2014. This setback was due to sharply falling oil prices, a rising U.S. dollar and renewed concerns for growth in many developing countries. However, the asset class then rallied over the last two months of the reporting period as investor demand improved.

Two of the three sectors of the asset class generated positive results during the reporting period. As discussed, U.S. dollar-denominated government debt, as represented by the EMBI Global, gained 4.91%, whereas emerging market corporate bonds returned 3.24%. Elsewhere, local currency bonds declined 5.83% over the twelve months ended February 28, 2015.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced the Fund’s exposure to emerging market corporate bonds, especially in Russia and Brazil. We also pared the Fund’s exposure to local currencies due to concerns over near- to mid-term market volatility. In contrast, we increased the Fund’s allocations to sovereign and quasi-sovereigns to diversify the Fund’s portfolio and reduce its overall risk exposure.

From a country perspective, the Fund added new positions in frontier marketsiii such as Ivory Coast, Pakistan, Paraguay and Kenya. This allowed us to further diversify the Fund’s portfolio and take advantage of opportunities we identified in these smaller countries. We also added to the Fund’s exposures to Indonesia, Philippines and China — countries that could potentially benefit from lower oil prices. In contrast, we reduced the Fund’s exposure to Russia and eliminated our exposure to the ruble given the country’s weakening economy and geopolitical risks. We also pared the Fund’s allocation to Brazil sovereign debt and reduced its position in the Brazilian real.

During the reporting period, Brazil’s economy faced numerous headwinds, inflation rose sharply and there was an extensive corruption scandal involving Petrobras, the state-owned oil company. Elsewhere from a currency perspective, we reduced the Fund’s exposure to the Mexican peso.

2	Western Asset Emerging Markets Debt Fund 2015 Annual Report

The Fund used U.S. Treasury futures to manage duration and yield curveiv exposure. This contributed to the Fund’s results during the period. Currency forwards, which were used to manage the Fund’s local currency exposure, also contributed to performance.

Performance review

For the twelve months ended February 28, 2015, Class I shares of Western Asset Emerging Markets Debt Fund returned 0.44%. The Fund’s unmanaged benchmark, the EMBI Global, returned 4.91% for the same period. The Lipper Emerging Markets Hard Currency Debt Funds Category Average1 returned 1.16% over the same time frame.

Performance Snapshot as of February 28, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Emerging Markets Debt Fund:
Class A	-6.59%	0.10%
Class A2	-6.62%	-0.01%
Class C	-7.05%	-0.70%
Class C1♦	-6.81%	-0.42%
Class FI	-6.61%	0.10%
Class I	-6.42%	0.44%
Class IS	-6.47%	0.47%
JPMorgan Emerging Markets Bond Index Global	-2.49%	4.91%
Lipper Emerging Markets Hard Currency Debt Funds Category Average[1]	-4.75%	1.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 231 funds for the six-month period and among the 219 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	3

Fund overview (cont’d)

distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 28, 2015 for Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS shares were 4.32%, 4.91%, 3.77%, 4.07%, 4.55%, 4.96% and 4.95%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class A2, and Class I shares would have been 4.17%, 4.66%, and 4.93%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2014, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS shares were 1.47%, 1.30%, 2.24%, 1.98%, 1.51%, 1.00% and 1.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 1.45% for Class A2 shares, 2.00% for Class C shares, 1.70% for Class C1 shares, 1.20% for Class FI shares, 0.95% for Class I shares and 0.80% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in a number of countries. The Fund’s overweight to Peru was beneficial as it outperformed the EMBI Global during the reporting period. Peru continues to implement structural reforms and strengthen its balance sheet, both of which contributed to an upgrade by Moody’s during the reporting period. An overweight to Mexico was also additive for results. The country continued to institute economic reforms and it was also supported by accelerating growth in the U.S., its largest trading partner. Elsewhere, an underweight to Kazakhstan was beneficial. It underperformed the EMBI Global as investors were concerned about the country’s ties to Russia.

A number of individual corporate holdings were also additive for performance, including the Fund’s overweight positions in

4	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Peruvian utility company Transportadora de Gas del Peru and Mexican industrial companies Alpek SA and Mexichem. In May 2014, Standard and Poor’s raised Transportadora de Gas del Peru’s corporate credit rating to BBB+ from BBB given the firm’s solid performance. Alpek SA did well during the period, while spreads tightened on Mexichem bonds as Moody’s upgraded the firm’s credit rating to Baa3 from Ba1. This was driven by the company’s improving credit metrics and strong market position.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its overweight positions of corporate securities in Latin America. In Brazil, the Fund’s overweight to infrastructure-related company OAS Investments and food products company Virgolino de Oliveira Finance detracted from performance. OAS Investments was negatively impacted by Petrobras-related investigations. Weak sugar prices had a negative impact on Virgolino de Oliveira Finance’s ability to generate cash and weakened the firm’s liquidity position. In Colombia, oil-related securities performed poorly given sharply falling oil prices.

From a currency positioning perspective, the Fund’s overweights to the Brazilian real and Mexican peso detracted from results. As was the case for many emerging market and developed county currencies, the Brazilian real and Mexican peso depreciated versus the U.S. dollar during the reporting period.

In terms of country positioning, the Fund’s overweight to Russia early in the reporting period was a drag on performance as investor sentiment for the country soured given its ongoing conflict with Ukraine. As discussed, we reduced this position and were underweight versus the EMBI Global at the end of the reporting period. Our overweight to Brazil was also negative for performance given the issues previously discussed. As mentioned, we reduced the Fund’s position and were only slightly overweight versus the EMBI Global as of February 28, 2015. Elsewhere, underweights to Panama and Uruguay detracted as these smaller countries outperformed the EMBI Global.

Thank you for your investment in Western Asset Emerging Markets Debt Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 17, 2015

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in high-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of February 28, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of total net assets) as of February 28, 2015 were: Sovereign Bonds (54.5%), Energy (15.9%), Materials (10.3%), Telecommunication Services (4.2%) and Utilities (2.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

“Frontier” markets also known as “Next Generation” markets are defined as those countries that are only just appearing on the radar screen for most investors or in some cases reappearing after disruptions caused by political and economic crises and default. Frontier markets are non-investment grade and represent the smaller, less liquid population of emerging market economies.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2015 and February 28, 2014 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2014 and held for the six months ended February 28, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-6.59%	$1,000.00	$934.10	1.25%	$5.99	Class A	5.00%	$1,000.00	$1,018.60	1.25%	$6.26
Class A2	-6.62	1,000.00	933.80	1.15	5.51	Class A2	5.00	1,000.00	1,019.09	1.15	5.76
Class C	-7.05	1,000.00	929.50	2.00	9.57	Class C	5.00	1,000.00	1,014.88	2.00	9.99
Class C1	-6.81	1,000.00	931.90	1.70	8.14	Class C1	5.00	1,000.00	1,016.36	1.70	8.50
Class FI	-6.61	1,000.00	933.90	1.20	5.75	Class FI	5.00	1,000.00	1,018.84	1.20	6.01
Class I	-6.42	1,000.00	935.80	0.87	4.18	Class I	5.00	1,000.00	1,020.48	0.87	4.36
Class IS	-6.47	1,000.00	935.30	0.80	3.84	Class IS	5.00	1,000.00	1,020.83	0.80	4.01

8	Western Asset Emerging Markets Debt Fund 2015 Annual Report

[1]	For the six months ended February 28, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class C1♦	Class FI	Class I	Class IS
Twelve Months Ended 2/28/15	0.10%	-0.01%	-0.70%	-0.42%	0.10%	0.44%	0.47%
Five Years Ended 2/28/15	4.73	N/A	N/A	N/A	N/A	5.10	N/A
Ten Years Ended 2/28/15	N/A	N/A	N/A	N/A	N/A	6.92	N/A
Inception* through 2/28/15	4.56	3.62	-1.50	2.60	2.54	—	-2.40

With sales charges[2]	Class A	Class A2	Class C	Class C1♦	Class FI	Class I	Class IS
Twelve Months Ended 2/28/15	-4.11%	-4.23%	-1.66%	-1.38%	0.10%	0.44%	0.47%
Five Years Ended 2/28/15	3.82	N/A	N/A	N/A	N/A	5.10	N/A
Ten Years Ended 2/28/15	N/A	N/A	N/A	N/A	N/A	6.92	N/A
Inception* through 2/28/15	3.68	0.60	-1.50	2.60	2.54	—	-2.40

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 1/13/10 through 2/28/15)	25.73%
Class A2 (Inception date of 9/3/13 through 2/28/15)	5.44
Class C (Inception date of 8/1/12 through 2/28/15)	-3.83
Class C1♦ (Inception date of 9/2/10 through 2/28/15)	12.21
Class FI (Inception date of 12/7/11 through 2/28/15)	8.42
Class I (2/28/05 through 2/28/15)	95.31
Class IS (Inception date of 1/31/13 through 2/28/15)	-4.92

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1♦ shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*

Inception dates for Class A, A2, C, C1♦, FI, I and IS shares are January 13, 2010, September 3, 2013, August 1, 2012, September 2, 2010, December 7, 2011, October 17, 1996 and January 31, 2013, respectively.

10	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Emerging Markets Debt Fund vs. JPMorgan Emerging Markets Bond Index Global† — February 2005 - February 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Emerging Markets Debt Fund on February 28, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2015. The hypothetical illustration also assumes a $1,000,000 investment in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”). The EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	11

Spread duration (unaudited)

Economic exposure — February 28, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
WA EM Debt	— Western Asset Emerging Markets Debt Fund

12	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Effective duration (unaudited)

Interest rate exposure — February 28, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
WA EM Debt	— Western Asset Emerging Markets Debt Fund

Western Asset Emerging Markets Debt Fund 2015 Annual Report	13

Schedule of investments

February 28, 2015

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 54.5%
Angola — 0.2%
Republic of Angola, Senior Notes	7.000%	8/16/19	360,000		$360,000	(a)
Argentina — 1.4%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,443,000		3,445,252
Brazil — 1.9%
Federative Republic of Brazil, Notes	10.000%	1/1/17	13,261,000	BRL	4,482,426
Colombia — 3.1%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	2,970,000		3,177,900
Republic of Colombia, Senior Bonds	4.000%	2/26/24	1,180,000		1,233,100
Republic of Colombia, Senior Bonds	6.125%	1/18/41	500,000		610,000
Republic of Colombia, Senior Bonds	5.625%	2/26/44	2,000,000		2,300,000
Total Colombia					7,321,000
Costa Rica — 0.4%
Republic of Costa Rica, Notes	7.000%	4/4/44	940,000		951,750	(b)
Croatia — 1.4%
Republic of Croatia, Notes	5.500%	4/4/23	2,300,000		2,482,045	(b)
Republic of Croatia, Senior Notes	6.625%	7/14/20	860,000		966,425	(b)
Total Croatia					3,448,470
Dominican Republic — 0.3%
Dominican Republic, Senior Notes	5.500%	1/27/25	550,000		577,500	(b)
Dominican Republic, Senior Notes	6.850%	1/27/45	240,000		256,800	(b)
Total Dominican Republic					834,300
Ecuador — 0.4%
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	994,000		936,845	(b)
El Salvador — 0.2%
Republic of El Salvador, Notes	6.375%	1/18/27	490,000		500,413	(b)
Gabon — 0.3%
Gabonese Republic, Bonds	6.375%	12/12/24	870,000		836,288	(b)
Ghana — 0.3%
Republic of Ghana, Bonds	8.125%	1/18/26	630,000		612,990	(b)
Honduras — 0.2%
Republic of Honduras, Senior Notes	7.500%	3/15/24	350,000		369,688	(a)
Hungary — 2.7%
Republic of Hungary, Senior Notes	4.000%	3/25/19	440,000		462,000
Republic of Hungary, Senior Notes	5.750%	11/22/23	2,608,000		3,031,800
Republic of Hungary, Senior Notes	5.375%	3/25/24	1,500,000		1,701,750
Republic of Hungary, Senior Notes	7.625%	3/29/41	790,000		1,163,275
Total Hungary					6,358,825

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 6.8%
Republic of Indonesia, Notes	3.750%	4/25/22	1,750,000		$1,820,000	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	2,340,000		2,521,350	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	1,020,000		1,099,050	(b)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	105,000		119,175	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	380,000		472,625	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,850,000		2,048,875	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	350,000		348,687	(b)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	5,510,000		6,460,475	(b)
Republic of Indonesia, Senior Notes	4.625%	4/15/43	1,200,000		1,191,000	(a)
Total Indonesia					16,081,237
Ivory Coast — 0.8%
Republic of Cote D’Ivoire, Bonds	5.375%	7/23/24	1,230,000		1,176,187	(b)
Republic of Cote D’Ivoire, Bonds	6.375%	3/3/28	670,000		667,488	(b)
Total Ivory Coast					1,843,675
Kenya — 0.6%
Republic of Kenya, Senior Notes	5.875%	6/24/19	650,000		665,762	(b)
Republic of Kenya, Senior Notes	6.875%	6/24/24	620,000		659,370	(b)
Total Kenya					1,325,132
Lithuania — 1.0%
Republic of Lithuania, Senior Notes	7.375%	2/11/20	190,000		233,225	(b)
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,880,000		2,246,600	(b)
Total Lithuania					2,479,825
Mexico — 4.1%
United Mexican States, Bonds	8.000%	6/11/20	3,324,800	MXN	252,581
United Mexican States, Bonds	6.500%	6/9/22	42,110,200	MXN	2,996,576
United Mexican States, Bonds	10.000%	12/5/24	2,250,000	MXN	199,740
United Mexican States, Bonds	8.500%	11/18/38	11,313,400	MXN	969,859
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,390,000		1,758,350
United Mexican States, Senior Notes	5.550%	1/21/45	2,150,000		2,571,937
United Mexican States, Senior Notes	4.600%	1/23/46	1,077,000		1,128,158
Total Mexico					9,877,201
Nigeria — 0.1%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	200,000		193,500	(b)
Pakistan — 0.5%
Republic of Pakistan, Bonds	7.250%	4/15/19	1,140,000		1,165,650	(b)
Panama — 0.5%
Republic of Panama, Senior Bonds	6.700%	1/26/36	911,000		1,210,491

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	15

Schedule of investments (cont’d)

February 28, 2015

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Paraguay — 0.6%
Republic of Paraguay, Senior Notes	6.100%	8/11/44	1,360,000	$1,507,900	(b)
Peru — 3.4%
Republic of Peru, Bonds	6.550%	3/14/37	2,208,000	2,942,160
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,867,000	4,572,865
Republic of Peru, Senior Bonds	5.625%	11/18/50	518,000	640,377
Total Peru				8,155,402
Philippines — 2.3%
Republic of Philippines, Senior Bonds	6.375%	10/23/34	680,000	941,800
Republic of Philippines, Senior Bonds	5.000%	1/13/37	2,870,000	3,465,525
Republic of Philippines, Senior Bonds	3.950%	1/20/40	1,000,000	1,058,750
Total Philippines				5,466,075
Poland — 2.6%
Republic of Poland, Senior Notes	5.125%	4/21/21	980,000	1,117,484
Republic of Poland, Senior Notes	5.000%	3/23/22	4,534,000	5,168,760
Total Poland				6,286,244
Romania — 0.1%
Republic of Romania, Senior Notes	4.875%	1/22/24	300,000	337,500	(b)
Russia — 4.3%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	2,000,000	1,802,000	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	5,817,710	6,245,603	(a)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	2,600,000	2,223,000	(b)
Total Russia				10,270,603
South Africa — 0.6%
South Africa Government International Bond, Senior Notes	4.665%	1/17/24	1,250,000	1,326,900
Sri Lanka — 0.9%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	2,170,000	2,245,950	(b)
Tunisia — 0.2%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	360,000	366,300	(b)
Turkey — 7.8%
Republic of Turkey, Notes	6.750%	5/30/40	2,360,000	2,935,250
Republic of Turkey, Notes	4.875%	4/16/43	2,670,000	2,659,507
Republic of Turkey, Senior Bonds	5.625%	3/30/21	5,750,000	6,327,921
Republic of Turkey, Senior Bonds	5.750%	3/22/24	560,000	627,200
Republic of Turkey, Senior Notes	7.500%	11/7/19	1,370,000	1,605,366
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,620,000	2,992,024
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,147,000	1,426,237
Total Turkey				18,573,505

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Ukraine — 0.1%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	344,000		$150,139	(a)
Uruguay — 1.0%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	550,000		572,275
Republic of Uruguay, Senior Notes	4.500%	8/14/24	1,620,000		1,753,650
Total Uruguay					2,325,925
Venezuela — 3.2%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	1,550,000		581,250	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	7,265,000		2,924,162
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	73,000		28,470
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	10,766,000		4,091,080	(a)
Total Venezuela					7,624,962
Vietnam — 0.2%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	110,000		125,400	(a)
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	430,000		453,650	(b)
Total Vietnam					579,050
Total Sovereign Bonds (Cost — $133,493,366)					129,851,413
Convertible Bonds & Notes — 0.2%
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Axtel SAB de CV, Senior Secured Notes (Cost — $489,589)	9.000%	1/31/20	4,257,300	MXN	427,798	(b)
Corporate Bonds & Notes — 37.2%
Consumer Discretionary — 0.2%
Media — 0.2%
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	520,000		583,700	(b)
Consumer Staples — 0.8%
Food & Staples Retailing — 0.1%
Prosperous Ray Ltd., Senior Bonds	3.000%	11/12/18	300,000		304,220	(a)
Food Products — 0.7%
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	900,000		814,050	(b)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	400,000		396,400	(b)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	1,200,000		72,000	(a)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	1,100,000		242,000	(b)
Total Food Products					1,524,450
Total Consumer Staples					1,828,670
Energy — 15.9%
Energy Equipment & Services — 0.5%
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	930,000		757,950	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	17

Schedule of investments (cont’d)

February 28, 2015

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	730,000	$532,900	(b)
Total Energy Equipment & Services				1,290,850
Oil, Gas & Consumable Fuels — 15.4%
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	550,000	597,814	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	130,000	153,686
Ecopetrol SA, Senior Notes	5.875%	5/28/45	350,000	337,715
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	750,000	600,000	(b)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	620,000	474,300	(b)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	368,000	383,408	(b)
KazMunayGas National Co., Notes	7.000%	5/5/20	2,300,000	2,409,540	(a)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	360,000	398,430	(a)
KazMunayGas National Co. JSC, Senior Notes	4.400%	4/30/23	500,000	450,000	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	800,000	768,000	(a)
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	550,000	545,875	(b)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	1,180,000	873,200	(b)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	907,000	671,180	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,380,000	997,050	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	950,000	629,375	(b)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	500,000	331,250	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	858,000	991,548
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	150,000	135,717
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	950,000	816,572
Petroleos de Venezuela SA, Bonds	6.000%	5/16/24	840,000	280,056	(a)
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	1,640,000	1,085,024	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	950,000	1,047,375
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	910,000	969,150
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	3,920,000	4,438,930
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	700,000	714,000
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,010,000	3,374,661
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	680,000	699,040	(b)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,030,950	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,280,000	1,422,469	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	270,000	289,912	(b)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	820,000	858,950	(b)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,130,000	1,144,396	(b)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,130,000	1,126,045	(b)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	990,000	1,091,270	(a)

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	600,000	$583,740	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	10/17/23	320,000	347,825	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	2,090,000	2,275,916	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,260,000	1,258,425	(b)
Total Oil, Gas & Consumable Fuels				36,602,794
Total Energy				37,893,644
Financials — 1.1%
Banks — 0.8%
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	190,000	193,990	(b)(c)
Export-Import Bank of China, Senior Notes	3.625%	7/31/24	1,140,000	1,187,847	(a)
Export-Import Bank of India, Senior Notes	4.000%	1/14/23	580,000	600,047	(a)
Total Banks				1,981,884
Diversified Financial Services — 0.3%
Power Sector Assets & Liabilities Management Corp., Senior Bonds	7.390%	12/2/24	440,000	587,950	(a)
Total Financials				2,569,834
Industrials — 2.0%
Building Products — 0.1%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	400,000	377,000	(b)
Construction & Engineering — 1.1%
CRCC Yuxiang Ltd., Senior Notes	3.500%	5/16/23	270,000	268,730	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	1,730,000	1,188,856	(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	550,000	445,500	(b)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	646,000	515,185	(b)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	192,480	149,422	(b)
Total Construction & Engineering				2,567,693
Industrial Conglomerates — 0.2%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	200,000	215,000	(b)
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000	222,500	(b)
Total Industrial Conglomerates				437,500
Transportation Infrastructure — 0.6%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	600,000	642,786	(b)
Pelabuhan Indonesia III PT, Senior Notes	4.875%	10/1/24	750,000	795,938	(a)
Total Transportation Infrastructure				1,438,724
Total Industrials				4,820,917
Materials — 10.3%
Chemicals — 1.5%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	1,126,000	1,171,040	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	19

Schedule of investments (cont’d)

February 28, 2015

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Chemicals — continued
Grupo Idesa SA de CV, Senior Notes	7.875%	12/18/20	550,000	$553,575	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	200,000	215,100	(a)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	630,000	642,600	(b)
OCP SA, Senior Notes	5.625%	4/25/24	900,000	977,175	(b)
Total Chemicals				3,559,490
Construction Materials — 1.0%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	790,000	765,510	(b)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	120,000	116,280	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	340,000	389,504	(b)
Cemex SAB de CV, Senior Secured Notes	7.250%	1/15/21	200,000	214,000	(b)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	640,000	645,840	(b)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	440,000	349,800	(b)
Total Construction Materials				2,480,934
Metals & Mining — 6.7%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	613,000	678,070
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	2,250,000	2,243,416	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	780,000	777,718	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,250,000	1,173,438	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	360,000	351,000	(a)
Evraz Group SA, Senior Notes	6.750%	4/27/18	980,000	884,720	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	700,000	686,140	(b)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	1,380,000	1,288,575	(b)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	530,000	489,853	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	65,225
Southern Copper Corp., Senior Notes	7.500%	7/27/35	310,000	352,653
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,960,000	2,082,500
Southern Copper Corp., Senior Notes	5.250%	11/8/42	340,000	308,951
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	320,000	291,744	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	81,000	91,459
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,007,000	3,008,503
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	80,000	78,157
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	990,000	985,050	(b)
Total Metals & Mining				15,837,172
Paper & Forest Products — 1.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	590,000	625,866
Inversiones CMPC SA, Notes	4.750%	1/19/18	350,000	369,197	(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	480,000	493,618	(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	690,000	717,887	(b)

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Klabin Finance SA, Senior Notes	5.250%	7/16/24	380,000	$371,241	(b)
Total Paper & Forest Products				2,577,809
Total Materials				24,455,405
Telecommunication Services — 4.0%
Diversified Telecommunication Services — 2.1%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	2,234,000	1,982,452	(b)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	560,000	622,479	(b)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	510,000	534,092	(b)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000	440,000	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	330,000	301,125	(b)
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	700,000	703,938	(b)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	500,000	506,500	(b)
Total Diversified Telecommunication Services				5,090,586
Wireless Telecommunication Services — 1.9%
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	940,000	958,734
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	580,000	611,175	(b)
Oi S.A., Senior Notes	5.750%	2/10/22	480,000	419,952	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,570,000	2,280,258	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	177,452	(b)
Total Wireless Telecommunication Services				4,447,571
Total Telecommunication Services				9,538,157
Utilities — 2.9%
Electric Utilities — 0.9%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	510,000	537,795	(b)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	500,000	503,095	(b)
State Grid Overseas Investment 2014 Ltd., Senior Notes	4.125%	5/7/24	1,100,000	1,196,578	(b)
Total Electric Utilities				2,237,468
Gas Utilities — 0.7%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	700,000	717,500	(b)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	940,000	1,012,568	(b)
Total Gas Utilities				1,730,068
Independent Power and Renewable Electricity Producers — 1.2%
AES Gener SA, Notes	5.250%	8/15/21	550,000	592,887	(b)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	280,000	295,193
Korea East-West Power Co., Ltd., Senior Notes	2.500%	6/2/20	1,060,000	1,061,326	(b)
Perusahaan Listrik Negara PT, Senior Notes	5.500%	11/22/21	840,000	920,850	(b)
Total Independent Power and Renewable Electricity Producers				2,870,256

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	21

Schedule of investments (cont’d)

February 28, 2015

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Multi-Utilities — 0.1%
E-CL SA, Notes	5.625%	1/15/21	100,000	$112,813	(b)
Total Utilities				6,950,605
Total Corporate Bonds & Notes (Cost — $94,372,419)				88,640,932
Total Investments before Short-Term Investments (Cost — $228,355,374)				218,920,143
Short-Term Investments — 5.7%
Repurchase Agreements — 5.7%
Barclays Capital Inc. repurchase agreement dated 2/27/15; Proceeds at maturity — $13,500,011; (Fully collateralized by U.S. government obligations, 2.125% due 6/30/21; Market value — $13,769,612) (Cost — $13,500,000)	0.010%	3/2/15	13,500,000	13,500,000
Total Investments — 97.6% (Cost — $241,855,374#)				232,420,143
Other Assets in Excess of Liabilities — 2.4%				5,762,788
Total Net Assets — 100.0%				$238,182,931

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $243,612,387.

Abbreviations used in this schedule:
BRL	— Brazilian Real
MXN	— Mexican Peso

Summary of Investments by Country** (unaudited)
Mexico	13.9%
Indonesia	8.9
Turkey	8.8
Russia	7.3
Brazil	7.1
Colombia	5.5
Peru	4.8
Venezuela	3.9
Chile	3.3
China	2.7
Hungary	2.7

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country** (unaudited)
Poland	2.7%
Philippines	2.6
Croatia	1.5
Argentina	1.5
India	1.4
Kazakhstan	1.4
United States	1.2
South Africa	1.1
Lithuania	1.1
Uruguay	1.0
Sri Lanka	1.0
Ivory Coast	0.8
Paraguay	0.6
Malaysia	0.6
Kenya	0.6
Panama	0.5
Pakistan	0.5
Singapore	0.5
South Korea	0.5
Trinidad and Tobago	0.4
Morocco	0.4
Costa Rica	0.4
Ecuador	0.4
Gabon	0.4
Dominican Republic	0.4
Ghana	0.3
Vietnam	0.2
El Salvador	0.2
Qatar	0.2
Honduras	0.2
Tunisia	0.2
Angola	0.1
Romania	0.1
Hong Kong	0.1
Nigeria	0.1
Ukraine	0.1
Short-Term Investments	5.8
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of February 28, 2015 and are subject to change.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	23

Statement of assets and liabilities

February 28, 2015

Assets:
Investments, at value (Cost — $241,855,374)	$232,420,143
Foreign currency, at value (Cost — $509,724)	494,858
Cash	1,721,493
Interest receivable	3,958,584
Receivable for securities sold	1,777,440
Receivable for Fund shares sold	890,168
Unrealized appreciation on forward foreign currency contracts	366,377
Prepaid expenses	72,515
Total Assets	241,701,578

Liabilities:
Payable for securities purchased	2,375,413
Payable for Fund shares repurchased	777,246
Investment management fee payable	125,464
Service and/or distribution fees payable	11,482
Trustees’ fees payable	261
Accrued expenses	228,781
Total Liabilities	3,518,647
Total Net Assets	$238,182,931

Net Assets:
Par value (Note 7)	$477
Paid-in capital in excess of par value	267,938,786
Undistributed net investment income	1,616,091
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(22,284,301)
Net unrealized depreciation on investments and foreign currencies	(9,088,122)
Total Net Assets	$238,182,931

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Shares Outstanding:
Class A	10,072,376
Class A2	734,255
Class C	285,785
Class C1	66,389
Class FI	102,307
Class I	36,443,573
Class IS	7,006

Net Asset Value:
Class A (and redemption price)	$5.01
Class A2 (and redemption price)	$4.99
Class C*	$4.99
Class C1*	$5.03
Class FI (and redemption price)	$5.01
Class I (and redemption price)	$4.99
Class IS (and redemption price)	$4.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.23
Class A2 (based on maximum initial sales charge of 4.25%)	$5.21

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	25

Statement of operations

For the Year Ended February 28, 2015

Investment Income:
Interest	$14,321,790
Less: Foreign taxes withheld	(5,501)
Total Investment Income	14,316,289

Expenses:
Investment management fee (Note 2)	1,729,857
Transfer agent fees (Note 5)	306,533
Service and/or distribution fees (Notes 2 and 5)	162,783
Registration fees	126,054
Audit and tax fees	39,414
Shareholder reports	37,625
Legal fees	29,378
Fund accounting fees	19,493
Custody fees	15,592
Insurance	6,620
Trustees’ fees	3,513
Miscellaneous expenses	6,973
Total Expenses	2,483,835
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(194,449)
Net Expenses	2,289,386
Net Investment Income	12,026,903

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(4,256,063)
Futures contracts	40,758
Foreign currency transactions	(526,653)
Net Realized Loss	(4,741,958)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(7,665,040)
Futures contracts	(88)
Foreign currencies	555,133
Change in Net Unrealized Appreciation (Depreciation)	(7,109,995)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(11,851,953)
Increase in Net Assets from Operations	$174,950

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Statements of changes in net assets

For the Years Ended February 28,	2015	2014

Operations:
Net investment income	$12,026,903	$16,366,698
Net realized loss	(4,741,958)	(12,982,064)
Change in net unrealized appreciation (depreciation)	(7,109,995)	(29,290,244)
Increase (Decrease) in Net Assets from Operations	174,950	(25,905,610)

Distributions to Shareholders from (Notes 1 and 6):
Net investment income	(10,739,459)	(19,000,252)
Decrease in Net Assets from Distributions to Shareholders	(10,739,459)	(19,000,252)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	132,183,359	192,401,104
Reinvestment of distributions	8,055,683	14,301,700
Cost of shares repurchased	(105,093,580)	(570,524,278)
Increase (Decrease) in Net Assets from Fund Share Transactions	35,145,462	(363,821,474)
Increase (Decrease) in Net Assets	24,580,953	(408,727,336)

Net Assets:
Beginning of year	213,601,978	622,329,314
End of year*	$238,182,931	$213,601,978
*Includesundistributed net investment income of:	$1,616,091	$1,044,880

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	27

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2015	2014	2013	2012[2]	2011

Net asset value, beginning of year	$5.23	$5.87	$5.64	$5.30	$4.93

Income (loss) from operations:
Net investment income	0.26	0.25	0.23	0.27	0.29
Net realized and unrealized gain (loss)	(0.25)	(0.59)	0.22	0.32	0.24
Total income (loss) from operations	0.01	(0.34)	0.45	0.59	0.53

Less distributions from:
Net investment income	(0.23)	(0.30)	(0.22)	(0.25)	(0.16)
Total distributions	(0.23)	(0.30)	(0.22)	(0.25)	(0.16)

Net asset value, end of year	$5.01	$5.23	$5.87	$5.64	$5.30
Total return[3]	0.10%	(5.74)%	8.14%	11.57%	10.67%

Net assets, end of year (000s)	$50,419	$47,028	$36,023	$10,685	$991

Ratios to average net assets:
Gross expenses	1.40%	1.47%	1.22%	1.40%	1.57%
Net expenses[4,5,6]	1.25	1.24	1.21	1.25	1.25
Net investment income	4.96	4.64	3.91	4.95	5.40

Portfolio turnover rate	31%	36%	21%	16%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

28	Western Asset Emerging Markets Debt Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A2 Shares[1]	2015	2014[2]

Net asset value, beginning of year	$5.22	$5.11

Income (loss) from operations:
Net investment income	0.26	0.13
Net realized and unrealized gain (loss)	(0.25)	0.15
Total income from operations	0.01	0.28

Less distributions from:
Net investment income	(0.24)	(0.17)
Total distributions	(0.24)	(0.17)

Net asset value, end of year	$4.99	$5.22
Total return[3]	(0.01)%	5.46%

Net assets, end of year (000s)	$3,666	$758

Ratios to average net assets:
Gross expenses	1.29%	1.30%[4]
Net expenses[5,6,7]	1.17	1.23 [4]
Net investment income	5.04	5.02 [4]

Portfolio turnover rate	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 3, 2013 (inception date) to February 28, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$5.21	$5.85	$5.76

Income (loss) from operations:
Net investment income	0.22	0.21	0.11
Net realized and unrealized gain (loss)	(0.25)	(0.59)	0.09
Total income (loss) from operations	(0.03)	(0.38)	0.20

Less distributions from:
Net investment income	(0.19)	(0.26)	(0.11)
Total distributions	(0.19)	(0.26)	(0.11)

Net asset value, end of year	$4.99	$5.21	$5.85
Total return[3]	(0.70)%	(6.42)%	3.49%

Net assets, end of year (000s)	$1,425	$1,583	$1,071

Ratios to average net assets:
Gross expenses	2.14%	2.24%	1.89%[4]
Net expenses[5,6,7]	2.00	1.98	1.88 [4]
Net investment income	4.20	3.85	3.17 [4]

Portfolio turnover rate	31%	36%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to February 28, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

30	Western Asset Emerging Markets Debt Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C1 Shares[1,2]	2015	2014	2013	2012[3]	2011[4]

Net asset value, beginning of year	$5.25	$5.87	$5.64	$5.29	$5.40

Income (loss) from operations:
Net investment income	0.24	0.22	0.20	0.25	0.13
Net realized and unrealized gain (loss)	(0.26)	(0.58)	0.22	0.32	(0.11)
Total income (loss) from operations	(0.02)	(0.36)	0.42	0.57	0.02

Less distributions from:
Net investment income	(0.20)	(0.26)	(0.19)	(0.22)	(0.13)
Total distributions	(0.20)	(0.26)	(0.19)	(0.22)	(0.13)

Net asset value, end of year	$5.03	$5.25	$5.87	$5.64	$5.29
Total return[5]	(0.42)%	(6.09)%	7.62%	11.03%	0.41%

Net assets, end of year (000s)	$334	$439	$1,928	$1,053	$735

Ratios to average net assets:
Gross expenses	1.90%	1.98%	1.83%	1.98%	1.81%[6]
Net expenses[7,8,9]	1.70	1.70	1.69	1.68	1.70 [6]
Net investment income	4.50	3.98	3.45	4.61	4.88 [6]

Portfolio turnover rate	31%	36%	21%	16%	21%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the year ended February 29.

[4]	For the period September 2, 2010 (inception date) to February 28, 2011.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class FI Shares[1]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$5.22	$5.85	$5.63	$5.40

Income (loss) from operations:
Net investment income	0.27	0.25	0.23	0.05
Net realized and unrealized gain (loss)	(0.26)	(0.58)	0.22	0.28
Total income (loss) from operations	0.01	(0.33)	0.45	0.33

Less distributions from:
Net investment income	(0.22)	(0.30)	(0.23)	(0.10)
Total distributions	(0.22)	(0.30)	(0.23)	(0.10)

Net asset value, end of year	$5.01	$5.22	$5.85	$5.63
Total return[3]	0.10%	(5.62)%	8.07%	6.19%

Net assets, end of year (000s)	$512	$4,000	$9,337	$561

Ratios to average net assets:
Gross expenses	1.90%	1.51%	1.26%	1.25%[4]
Net expenses[5,6,7]	1.20	1.19	1.15	1.20 [4]
Net investment income	4.98	4.61	3.96	4.65 [4]

Portfolio turnover rate	31%	36%	21%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 7, 2011 (inception date) to February 29, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

32	Western Asset Emerging Markets Debt Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1,2]	2015	2014	2013	2012[3]	2011

Net asset value, beginning of year	$5.21	$5.84	$5.61	$5.28	$4.93

Income (loss) from operations:
Net investment income	0.28	0.26	0.25	0.29	0.31
Net realized and unrealized gain (loss)	(0.25)	(0.57)	0.22	0.32	0.23
Total income (loss) from operations	0.03	(0.31)	0.47	0.61	0.54

Less distributions from:
Net investment income	(0.25)	(0.32)	(0.24)	(0.28)	(0.19)
Total distributions	(0.25)	(0.32)	(0.24)	(0.28)	(0.19)

Net asset value, end of year	$4.99	$5.21	$5.84	$5.61	$5.28
Total return[4]	0.44%	(5.31)%	8.48%	11.99%	11.00%

Net assets, end of year (000s)	$181,792	$158,816	$573,115	$121,915	$61,593

Ratios to average net assets:
Gross expenses	0.95%	1.00%	0.85%	1.00%	1.24%
Net expenses[5,6,7]	0.90	0.89	0.85	0.95	0.95
Net investment income	5.31	4.85	4.26	5.33	5.85

Portfolio turnover rate	31%	36%	21%	16%	21%

[1]	Effective June 11, 2008, existing shares of the Fund were redesignated Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the year ended February 29.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class IS Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$5.21	$5.85	$5.85

Income (loss) from operations:
Net investment income	0.29	0.27	0.02
Net realized and unrealized loss	(0.26)	(0.59)	(0.02)
Total income (loss) from operations	0.03	(0.32)	0.00	[3]

Less distributions from:
Net investment income	(0.26)	(0.32)	—
Total distributions	(0.26)	(0.32)	—

Net asset value, end of year	$4.98	$5.21	$5.85
Total return[4]	0.47%	(5.36)%	0.00%[5]

Net assets, end of year (000s)	$35	$978	$855

Ratios to average net assets:
Gross expenses	1.10%	1.07%	0.86%[6]
Net expenses[7,8,9]	0.80	0.80	0.80	[6]
Net investment income	5.36	5.05	4.20	[6]

Portfolio turnover rate	31%	36%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2013 (inception date) to February 28, 2013.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

34	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

Western Asset Emerging Markets Debt Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

36	Western Asset Emerging Markets Debt Fund 2015 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$129,851,413	—	$129,851,413
Convertible bonds & notes	—	427,798	—	427,798
Corporate bonds & notes	—	88,640,932	—	88,640,932
Total long-term investments	—	$218,920,143	—	$218,920,143
Short-term investments†	—	13,500,000	—	13,500,000
Total investments	—	$232,420,143	—	$232,420,143
Other financial instruments:
Forward foreign currency contracts	—	$366,377	—	$366,377
Total	—	$232,786,520	—	$232,786,520

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of

Western Asset Emerging Markets Debt Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

38	Western Asset Emerging Markets Debt Fund 2015 Annual Report

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	39

Notes to financial statements (cont’d)

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of February 28, 2015, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs

40	Western Asset Emerging Markets Debt Fund 2015 Annual Report

that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(716,233)	$716,233

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	41

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS shares did not exceed 1.25%, 1.45%, 2.00%, 1.70%, 1.20%, 0.95% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the year ended February 28, 2015, fees waived and/or expenses reimbursed amounted to $194,449.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares (formerly Class C shares), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares and Class A2 shares have a 1.00%

42	Western Asset Emerging Markets Debt Fund 2015 Annual Report

CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2015, LMIS and its affiliates retained sales charges of $5,839 on sales of the Fund’s Class A shares. In addition, for the year ended February 28, 2015, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$261

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$96,961,773
Sales	67,819,665

At February 28, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,988,483
Gross unrealized depreciation	(19,180,727)
Net unrealized depreciation	$(11,192,244)

At February 28, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	1,906,383	MXN	28,000,000	Barclays Bank PLC	3/13/15	$31,954
USD	5,135,358	BRL	13,728,865	Citibank, N.A.	3/13/15	315,233
INR	147,447,361	SGD	3,177,060	Deutsche Bank AG	5/15/15	19,190
Total						$366,377

Abbreviations used in this table:
BRL	— Brazilian Real
INR	— Indian Rupee
MXN	— Mexican Peso
SGD	— Singapore Dollar
USD	— United States Dollar

Western Asset Emerging Markets Debt Fund 2015 Annual Report	43

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2015.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$366,377

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$40,758	—	$40,758
Forward foreign currency contracts[1]	—	$(442,000)	(442,000)
Total	$40,758	$(442,000)	$(401,242)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(88)	—	$(88)
Forward foreign currency contracts[1]	—	$557,162	557,162
Total	$(88)	$557,162	$557,074

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended February 28, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)[1]	$1,581,819
Forward foreign currency contracts (to buy)	2,156,566
Forward foreign currency contracts (to sell)	8,033,379

[1]	At February 28, 2015, there were no open positions held in this derivative.

44	Western Asset Emerging Markets Debt Fund 2015 Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at February 28, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$366,377	—	$366,377

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class A2, Class C, Class C1 and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.70% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended February 28, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$127,885	$140,307
Class A2	7,923	5,332
Class C	17,239	4,623
Class C1	2,677	1,250
Class FI	7,059	21,647
Class I	—	131,758
Class IS	—	1,616
Total	$162,783	$306,533

For the year ended February 28, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$75,685
Class A2	3,744
Class C	2,468
Class C1	771
Class FI	19,778
Class I	89,779
Class IS	2,224
Total	$194,449

Western Asset Emerging Markets Debt Fund 2015 Annual Report	45

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended February 28, 2015	Year Ended February 28, 2014
Net Investment Income:
Class A	$2,249,136	$2,137,906
Class A2	145,570	11,068	[1]
Class C	60,283	90,511
Class C1	14,560	56,498
Class FI	114,704	345,638
Class I	8,119,791	16,301,614
Class IS	35,415	57,017
Total	$10,739,459	$19,000,252

[1]	For the period September 3, 2013 (inception date) to February 28, 2014.

7. Shares of beneficial interest

At February 28, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Amount	Shares		Amount
Class A
Shares sold	4,002,483	$20,985,419	6,240,817		$33,647,325
Shares issued on reinvestment	428,212	2,229,799	401,636		2,118,792
Shares repurchased	(3,348,856)	(17,445,526)	(3,793,543)		(20,914,456)
Net increase	1,081,839	$5,769,692	2,848,910		$14,851,661

Class A2
Shares sold	611,704	$3,279,313	143,490	[1]	$748,803	[1]
Shares issued on reinvestment	28,056	145,569	2,155	[1]	11,069	[1]
Shares repurchased	(50,702)	(258,500)	(448)	[1]	(2,328)	[1]
Net increase	589,058	$3,166,382	145,197		$757,544

Class C
Shares sold	159,786	$842,419	332,691		$1,882,338
Shares issued on reinvestment	10,463	54,679	16,864		89,067
Shares repurchased	(188,186)	(979,060)	(229,064)		(1,188,615)
Net increase (decrease)	(17,937)	$(81,962)	120,491		$782,790

46	Western Asset Emerging Markets Debt Fund 2015 Annual Report

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Amount	Shares	Amount
Class C1
Shares sold	—	—	—	—
Shares issued on reinvestment	2,777	$14,560	10,423	$56,499
Shares repurchased	(19,972)	(106,544)	(255,139)	(1,357,658)
Net decrease	(17,195)	$(91,984)	(244,716)	$(1,301,159)

Class FI
Shares sold	214,405	$1,126,746	931,744	$5,062,653
Shares issued on reinvestment	21,580	114,704	65,118	345,415
Shares repurchased	(899,805)	(4,766,818)	(1,826,307)	(9,965,845)
Net decrease	(663,820)	$(3,525,368)	(829,445)	$(4,557,777)

Class I
Shares sold	20,483,431	$105,589,297	27,578,262	$150,507,635
Shares issued on reinvestment	1,053,398	5,460,957	2,180,004	11,623,841
Shares repurchased	(15,561,629)	(80,197,806)	(97,370,482)	(536,717,376)
Net increase (decrease)	5,975,200	$30,852,448	(67,612,216)	$(374,585,900)

Class IS
Shares sold	66,948	$360,165	102,806	$552,350
Shares issued on reinvestment	6,666	35,415	10,821	57,017
Shares repurchased	(254,253)	(1,339,326)	(72,226)	(378,000)
Net increase (decrease)	(180,639)	$(943,746)	41,401	$231,367

[1]	For the period September 3, 2013 (inception date) to February 28, 2014.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$10,739,459	$19,000,252

As of February 28, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,081,064
Deferred Capital Losses*	(18,038,621)
Capital loss carryforward**	(2,575,950)
Other book/tax temporary differences(a)	(377,690)
Unrealized appreciation (depreciation)(b)	(10,845,135)
Total accumulated earnings (losses) — net	$(29,756,332)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the fund’s capital loss carryforward may be utilized.

Western Asset Emerging Markets Debt Fund 2015 Annual Report	47

Notes to financial statements (cont’d)

**	As of February 28, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
2/28/2018	$(2,575,950)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

48	Western Asset Emerging Markets Debt Fund 2015 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Emerging Markets Debt Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Debt Fund as of February 28, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 15, 2015

Western Asset Emerging Markets Debt Fund 2015 Annual Report	49

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2014, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Emerging Markets Debt Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

50	Western Asset Emerging Markets Debt Fund

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a

Western Asset Emerging Markets Debt Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as emerging markets hard currency debt funds by Lipper, showed, among other data, that the Fund’s performance for the 3- and 5-year periods ended June 30, 2014 was below the median and the performance for the 1-and 10-year periods ended June 30, 2014 was above the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board also considered the overall management fee, the Subadvisers’ fees and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also

52	Western Asset Emerging Markets Debt Fund

received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional funds (including the Fund) classified as emerging markets hard currency debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and its Actual Management Fee were each below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2016.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board also considered that the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by the other funds in the same Lipper investment classification/objective at all asset levels. In addition, the Board noted that the Fund’s Contractual Management Fee and Actual Management Fee were each below the median of its expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Western Asset Emerging Markets Debt Fund	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

54	Western Asset Emerging Markets Debt Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Western Asset Emerging Markets Debt Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 (Chair of the Board since 2013)
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

56	Western Asset Emerging Markets Debt Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Western Asset Emerging Markets Debt Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

58	Western Asset Emerging Markets Debt Fund

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Emerging Markets Debt Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

60	Western Asset Emerging Markets Debt Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset Emerging Markets Debt Fund	61

Western Asset

Emerging Markets Debt Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Emerging Markets Debt Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX010879 4/15 SR15-2447

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2014 and February 28, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,005 in 2014 and $150,717 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $6,000 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,250 in 2014 and $12,380 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 15, 2015